UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2017

NBT BANCORP INC.
(Exact name of registrant as specified in its charter)

Delaware	0-14703	16-1268674
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

52 South Broad Street, Norwich, New York	13815
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (607) 337 2265

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 23, 2017, NBT Bancorp Inc. (“NBT”) held its Annual Meeting of Shareholders (the “Annual Meeting”). The matters listed below were submitted to a vote of the shareholders through the solicitation of proxies, and the proposals are described in detail in the Company’s Proxy Statement filed with the Securities and Exchange Commission on April 14, 2017.  The Company’s Board of Directors unanimously recommended a vote “FOR” Proposal 1, Proposal 2 and Proposal 4 and “EVERY YEAR” for Proposal 3.

The proposals voted on by the shareholders at the Annual Meeting were as follows:

1.	Proposal 1—NBT’s shareholders elected thirteen individuals to the Board of Directors as set forth below:

Nominees	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
Martin A. Dietrich	29,938,035	204,203	154,784	5,936,620
Patricia T. Civil	29,870,216	227,550	199,256	5,936,620
Timothy E. Delaney	29,814,287	322,833	159,902	5,936,620
James H. Douglas	29,877,706	256,313	163,003	5,936,620
Andrew S. Kowalczyk, III	29,885,716	222,055	189,251	5,936,620
John C. Mitchell	29,838,590	253,957	204,475	5,936,620
V. Daniel Robinson, II	29,923,091	208,796	165,135	5,936,620
Matthew J. Salanger	29,928,600	193,949	174,473	5,936,620
Joseph A. Santangelo	29,856,415	231,472	209,135	5,936,620
Lowell A. Seifter	29,898,992	215,904	182,126	5,936,620
Robert A. Wadsworth	29,906,694	223,429	166,899	5,936,620
John H. Watt, Jr.	29,932,211	172,360	192,451	5,936,620
Jack H. Webb	29,914,548	179,726	202,748	5,936,620

2.	Proposal 2—NBT’s shareholders approved the proposal regarding the compensation of the named executive officers as disclosed in the proxy statement as follows:

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
28,600,403	1,338,076	358,543	5,936,620

3.	Proposal 3— NBT’s shareholders voted in favor of “Every Year” with respect to the proposal regarding the frequency of voting on the compensation of the named executive officers, as follows:

Votes Every Year	Votes Every 2 Years	Votes Every 3 Years	Votes Abstain	Broker Non-Votes
22,414,150	419,989	7,159,902	302,981	5,936,620

Based on the voting results with respect to the frequency of the advisory vote on the compensation of NBT’s named executive officers, the Board of Directors has determined that NBT will hold a non-binding, advisory vote on the compensation of NBT’s named executive officers every year.  The next advisory vote regarding the frequency of say on pay votes is required to occur no later than NBT’s 2023 annual meeting of stockholders.

4.
Proposal 4—NBT’s shareholders ratified the appointment by the Board of Directors of KPMG LLP as the independent registered public accounting firm of NBT for the fiscal year ending December 31, 2017, as set forth below:

Votes For	Votes Against	Votes Abstain
35,841,369	185,603	206,670

Item 7.01	Regulation FD Disclosure.

On May 23, 2017, NBT announced a quarterly cash dividend to be paid on June 15, 2017 to shareholders of record on June 1, 2017.  That press release is furnished as Exhibit 99.1 hereto.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press release dated May 23, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

NBT BANCORP INC.

Date: May 24, 2017	By:	/s/ F. Sheldon Prentice
F. Sheldon Prentice
Executive Vice President, General Counsel &
Corporate Secretary